Fair value measurement	12 Months Ended
Jun. 30, 2025
Notes and other explanatory information [abstract]
Fair value measurement

26 Fair value measurement

A fair value measurement of a non-financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.

The Company uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximising the use of relevant observable inputs and minimising the use of unobservable inputs.

In addition, for financial reporting purposes, fair value measurements are categorised into Level 1, 2 or 3 based on the degree to which the inputs to the fair value measurement are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

●	Level 1: quoted market price (unadjusted) in an active market for identical assets or liabilities that the entity can access at the measurement date.
●	Level 2: inputs other than quoted prices included within Level 1 that are observable for the asset or liability; either directly or indirectly.
●	Level 3: inputs that are unobservable inputs for the asset or liability.

The carrying amounts of the financial assets and financial liabilities approximate their fair values.

The fair values of cash and cash equivalents, prepaid assets, accounts payable and accrued expenses are estimated to approximate the carrying values as of June 30, 2025, 2024, and 2023 due to the short maturities of such instruments.

The following table provides quantitative information regarding Level 3 fair value measurements for Private Warrants as of June 30, 2025 and 2024. The Representative Warrants were valued using similar information, except for the strike price which is USD$12.

	June 30,	June 30,
	2025	2024
	$USD	$USD
Exercise price	$11.50	$11.50
Share price	$0.75	$0.97
Volatility	73.6%	54.9%
Expected life	3.73	4.73
Risk-free rate	3.72%	4.33%
Dividend yield	0%	-%

The following table provides quantitative information regarding Level 3 fair value measurements for the Penny Warrants and the Arena Ordinary Share Warrants as of June 30, 2025 and 2024.

	June 30,	June 30,	Initial value April 8,
	2025	2024	2024
	$USD	$USD	$USD
Exercise price	92.5% of average lowest daily VWAP during the 10 preceding trading days	92.5% of average lowest daily VWAP during the 10 preceding trading days	92.5% of average lowest daily VWAP during the 10 preceding trading days
Share price	0.75	$0.97	$1.43
Volatility	73.6%	54.9%	51.9%
Expected life	3.77	4.83	5.00
Risk-free rate	3.72%	4.33%	4.43%
Dividend yield	-%	-%	-%

The following table presents a summary of the changes in the fair value of the Private Warrants Penny Warrants, and Arena Warrants, Level 3 liabilities, measured on a recurring basis.

	Private Placement	Representative	Arena Ordinary Share	Penny	Total Warrant Liabilities
	$AUD	$AUD	$AUD		$AUD
Fair value as of June 30, 2023	$-	$-	$-	$-	$-
Initial measurement at Business Combination	44,339	847	117,193	218,108	380,487
Change in fair value	(31,684)	(826)	(37,986)	(71,378)	(141,874)
Fair value as of June 30, 2024	12,655	$21	$79,207	$146,730	$238,613
Change in fair value	(3,036)	(21)	(10,728)	(43,910)	(57,695)
Fair value as of June 30, 2025	$9,619	$-	$68,479	$102,820	$180,918